UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2013
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VALLEY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-28342 (Commission File Number)	54‑1702380 (I.R.S. Employer Identification No.)
36 Church Avenue, S.W. Roanoke, Virginia (Address of principal executive offices)	24011 (Zip Code)
Registrant's telephone number, including area code: (540) 342-2265

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Change in Control Agreement

On October 18, 2013 Valley Financial Corporation (the "Company"), the holding company for Roanoke, VA-based Valley Bank, entered into a Change In Control Severance Agreement ("Agreement") with Andrew B. Agee, the Company's Executive Vice President and Chief Lending Officer (the "Executive"), and certain other executive officers.

The Agreement provides that if the Executive is terminated by the Company without Cause or by the Executive with Good Reason within 12 months following a Change in Control (as those terms are defined in the Agreement), the Company will make a severance payment to the Executive equal to two times the Executive’s annual base salary as then in effect. The Agreement also contains covenants relating to the protection of confidential information and non-competition. The Executive will not be entitled to any compensation or other benefits under the Agreement if his employment is terminated for cause, for any reason prior to a Change in Control or an account of Executive’s death or disability.

The Agreement is included as Exhibit 10.1 to this report and incorporated herein by reference.

Supplemental Retirement Plan

On October 24, 2013, the Company’s Board of Directors approved an amendment and restatement of its Supplemental Retirement Plan (the “Plan”). The Plan was amended to correct an administrative error made on November 1, 2008 when several individual supplemental retirement plans (the “Individual Plans”) adopted prior to November 1, 2008 were consolidated into one master plan (the “2008 Plan”). With the adoption of the 2008 Plan, the Board of Directors unintentionally failed to grandfather certain Participants (as defined in the Plan) from the service adjustment calculation that applies to all Participants with a Participation Date (as defined in the Plan) on or after January 1, 2003. The restated Plan also includes prior amendments to (i) adjust the Target Annual Accrual for the 2011 Plan Year, (ii) change the determination of the Target Annual Accrual for the 2012 Plan Year and beyond and (iii) revise the definition of Compensation.

The full text of the amended and restated Plan is included as Exhibit 10.2 to this report and incorporated herein by reference.

The Company’s common stock is traded on the NASDAQ Capital Market under the symbol VYFC.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.     Description
10.1          Change in Control Severance Agreement between Andrew B. Agee and the Company.
10.2        Amended and Restated Supplemental Retirement Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALLEY FINANCIAL CORPORATION
(Registrant)

Date:	October 24, 2013	By:	/s/ Kimberly B. Snyder
Kimberly B. Snyder
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.        Description

10.1            Change in Control Severance Agreement between Andrew B. Agee and the Company.
10.2            Amended and Restated Supplemental Retirement Plan.